Other non-current assets	12 Months Ended
Dec. 31, 2018
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Other non-current assets

D.7. Other non-current assets

Other non-current assets comprise:

(€ million)	2018	2017(a)	2017	2016
Available-for-sale financial assets	—	—	2,182	1,583
Financial assets recognized under the fair value option	—	—	336	329
Equity instruments at fair value through other comprehensive income	1,037	1,389	—	—
Debt instruments at fair value through other comprehensive income	359	199	—	—
Other financial assets at fair value through profit or loss	733	944	—	—
Pre-funded pension obligations (Note D.19.1.)	77	53	53	30
Long-term prepaid expenses	126	17	17	26
Long-term loans and advances and other non-current receivables (b)	620	699	713	780
Derivative financial instruments (Note D.20.)	19	63	63	102

Total	2,971	3,364	3,364	2,820

(a)	Balances as of December 31, 2017 have been reclassified to the new financial asset categories required under IFRS 9, applicable with effect from January 1, 2018 (see Note A.2.1.2.).
(b)	Includes long-term loans and advances, and long-term tax receivables.

D.7.1 Equity instruments at fair value through other comprehensive income

Quoted equity investments

The line item “Equity instruments at fair value through other comprehensive income” includes in particular the following quoted equity investments:

•	An equity interest in Alnylam Pharmaceuticals, Inc. (Alnylam), acquired at the start of 2014. Based on quoted market prices, the carrying amount of the equity interest was €671 million as of December 31, 2018, versus €1,118 million as of December 31, 2017 and €364 million as of December 31, 2016. On October 5, 2016, Alnylam announced that it was terminating its revusiran development program, as a result of which its share price fell by 48% on October 6, 2016. Consequently, Sanofi recognized as of December 31, 2016 an impairment loss of €457 million, reflecting the difference between the historical acquisition cost of its shares in Alnylam and the market value of those shares at that date.

•	An equity injection into MyoKardia, Inc., initiated under a collaboration agreement signed with that company in September 2014, valued at €178 million as of December 31, 2018 and representing an equity interest of approximately 9% as of that date (versus €141 million as of December 31, 2017 and €45 million as of December 31, 2016).

A 10% decline in stock prices of the quoted equity investments included within “Equity instruments at fair value through other comprehensive income” would have had a negative pre-tax impact of €86 million on Other comprehensive income.

Unquoted equity investments

The line item “Equity instruments at fair value through other comprehensive income” also includes equity investments not quoted in an active market. The carrying amount of those investments was €178 million as of December 31, 2018 and €62 million as of December 31, 2017.

D.7.2 Debt instruments at fair value through other comprehensive income

The line item “Debt instruments at fair value through other comprehensive income” includes quoted euro-denominated senior bonds amounting to €359 million as of December 31, 2018, including €136 million of securities obtained in exchange for financial assets held to meet obligations to employees under post-employment benefit plans.

Sanofi held €199 million of listed senior bonds as of December 31, 2017 and €112 million as of December 31, 2016.

As regards debt instruments held to meet obligations to employees under post-employment benefit plans, a reduction of 10 basis points in market interest rates as of December 31, 2018 would have had a negative pre-tax impact of €3 million on Other comprehensive income.

As regards other quoted debt instruments, a reduction of 10 basis points in market interest rates as of December 31, 2018 would have had a negative pre-tax impact of €1 million on Other comprehensive income.

Other comprehensive income recognized in respect of “Equity instruments at fair value through other comprehensive income” and “Debt instruments at fair value through other comprehensive income” represented unrealized after-tax losses of €106 million as of December 31, 2018 and unrealized after-tax gains of €335 million as of December 31, 2017.

An analysis of the change in gains and losses recognized in Other comprehensive income, and of items reclassified to profit or loss, is presented in Note D.15.7.

D.7.3. Other financial assets at fair value through profit or loss

The line item “Other financial assets at fair value through profit or loss” includes:

•	Contingent consideration receivable by Sanofi following the dissolution of the Sanofi Pasteur MSD joint venture, based on a percentage of MSD’s future sales during the 2017-2024 period of specified products previously distributed by SPMSD (see Notes B.1., D.1.3. and D.12.).

The fair value of the MSD contingent consideration was determined by applying the royalty percentage stipulated in the contract to discounted sales projections. A reduction of one percentage point in the discount rate would increase the fair value of the MSD contingent consideration by approximately 3%.

Changes in the fair value of this contingent consideration are recognized in the income statement within the line item Fair value remeasurement of contingent consideration (see Note B.18.).

As of December 31, 2018, the contingent consideration asset amounted to €373 million (including a non-current portion of €309 million), versus €342 million (non-current portion: €292 million) as of December 31, 2017 and €458 million as of December 31, 2016. The movement during 2018 was due primarily to an adjustment of €72 million to the fair value of the asset to reflect revisions of sales forecasts.

•	Financial assets held to meet obligations to employees under post-employment benefit plans, amounting to €198 million as of December 31, 2017 (versus €360 million as of December 31, 2016). Those obligations, and the financial assets held to meet them, were partially outsourced during 2017. They were exchanged for debt instruments during 2018 (see Note D.7.1.).

•	A portfolio of financial investments (amounting to €363 million) held to fund a deferred compensation plan provided to certain employees (versus €359 million as of December 31, 2017 and €353 million as of December 31, 2016).

The equity investments in Voyager Therapeutics, Inc. and Impact Therapeutics, Inc. that were recognized as available-for-sale financial assets as of December 31, 2016 and December 31, 2017 were reclassified in accordance with IFRS 9 as other financial assets at fair value through profit or loss as of January 1, 2018. Those investments were divested in the first half of 2018 for an amount of €34 million, and derecognized. A financial gain of €6 million was recognized (see Note D.29, “Financial expenses and income”).